UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________
FORM 8-K
__________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
__________________

Date of report (Date of earliest event reported): December 3, 2015
 AMERICAN RESIDENTIAL PROPERTIES, INC.
(Exact name of Registrant as specified in its charter)
 __________________

Maryland	001-35899	45-4941882
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

7047 East Greenway Parkway, Suite 350
Scottsdale, AZ 85254
(Address of principal executive offices) (Zip code)

(480) 474-4800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On December 3, 2015, American Residential Properties, Inc., a Maryland corporation (the “Company”), American Residential Properties OP, L.P., a Delaware limited partnership (the “Operating Partnership”), American Residential GP, LLC, a Delaware limited liability company and general partner of the Operating Partnership, American Homes 4 Rent, a Maryland real estate investment trust (“AMH”), AMH Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of AMH, American Homes 4 Rent, L.P., a Delaware limited partnership (the “AMH OP”), and AMH OP Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of the Operating Partnership, entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”). On December 3, 2015, the Company and AMH issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In addition, the Company and AMH will hold a conference call on December 3, 2015 at 8:30 a.m. Eastern Time regarding the proposed transaction during which its management will discuss a presentation to analysts and investors. The slides to be used in connection with this analyst and investor presentation are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

The information required to be reported on Form 8-K with respect to the Merger Agreement will be filed in a separate Current Report on Form 8-K.
Forward Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by use of statements that include phrases such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “will,” “predicted,” “likely,” or other words or phrases of similar import. Such statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of the Company or AMH to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the ability of the Company to obtain the required stockholder approval to consummate the proposed mergers; the satisfaction or waiver of other conditions in the Merger Agreement; the outcome of any legal proceedings that may be instituted against the Company, AMH and others related to the Merger Agreement; the ability of third parties to fulfill their obligations relating to the proposed transactions; the risk that the mergers or the other transactions contemplated by the Merger Agreement may not be completed in the time frame expected by the parties or at all; the ability of the Company to successfully integrate pending transactions and implement its operating strategy; changes in economic cycles; and competition within the single-family residential rental industry; and the demand for and market acceptance of the Company’s and AMH’s properties for rental purposes. Although the Company and AMH believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this report will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or AMH or any other person that the results or conditions described in such statements or the objectives and plans of the Company or AMH will be achieved. Certain factors that could cause actual results to differ materially from these forward-looking statements are listed from time to time in the Company’s and AMH’s SEC reports, including, but not limited to, in the section entitled “Item  1A. Risk Factors” in the Annual Report on Form 10-K filed by the Company with the SEC on March 16, 2015, and in the section entitled “Item  1A. Risk Factors” in the Annual Report on Form 10-K filed by AMH with the SEC on March 3, 2015. Any forward-looking statement speaks only as of the date of this report and neither the Company nor AMH undertakes any obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise.

Additional Information about the Proposed Transaction and Where to Find it

In connection with the proposed transactions, AMH expects to file with the SEC a registration statement on Form S-4 that will include a proxy statement of the Company that also constitutes a prospectus of AMH. The Company and AMH also plan to file other relevant documents with the SEC regarding the proposed transactions. INVESTORS ARE URGED TO READ THE PROSPECTUS/PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the prospectus/proxy statement (if and when it becomes available) and other relevant documents filed by the Company and AMH with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by the Company with the SEC will be available free of charge on its website at www.amresprop.com, or by contacting Investor Relations at (480)

474-4800. Copies of the documents filed by AMH with the SEC will be available free of charge on its website at www.americanhomes4rent.com, or by contacting Investor Relations at (855) 794-2447.

The Company and AMH and their respective directors, trustees and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions. You can find information about the Company’s directors and executive officers in the Company’s definitive proxy statement filed with the SEC on April 17, 2015 in connection with its 2015 annual meeting of stockholders. You can find information about AMH’s trustees and executive officers in AMH’s definitive proxy statement filed with the SEC on April 2, 2015 in connection with its 2015 annual meeting of shareholders. Additional information regarding the interests of such potential participants will be included in the prospectus/proxy statement and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from the Company or AMH using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Joint Press Release issued by American Residential Properties, Inc. and American Homes 4 Rent on December 3, 2015
99.2	Investor Presentation Material

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RESIDENTIAL PROPERTIES, INC.

December 3, 2015	By:	/s/ Shant Koumriqian
	Name:	Shant Koumriqian
	Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Joint Press Release issued by American Residential Properties, Inc. and American Homes 4 Rent on December 3, 2015
99.2	Investor Presentation Material